UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 26, 2018
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On July 26, 2018, Ohio Valley Banc Corp. will issue a press release announcing financial results for its second quarter period ended June 30, 2018.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits – The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release to be issued by Ohio Valley Banc Corp. on July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	July 26, 2018	By:	/s/Thomas E. Wiseman
Thomas E. Wiseman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release to be issued by Ohio Valley Banc Corp. on July 26, 2018.